EXHIBIT 99.1

PRESS RELEASE ISSUED OCTOBER 19, 2009

SERVISFIRST BANCSHARES, INC.
REPORTS THIRD QUARTER 2009 EARNINGS

Birmingham, Ala. – (BUSINESS WIRE) – October 19, 2009 – ServisFirst Bancshares, Inc. today reported earnings for the quarter and nine months ending September 30, 2009.

Third Quarter 2009 Highlights:

▪	Net income of $1.608 million
▪	Deposits grew 13% in the quarter and 43% year/year, with no brokered deposits
▪	Total assets exceed $1.5 billion
▪	Tier 2 capital in Bank exceeds $127 million

“We are pleased to report a positive earnings trend in the third quarter, the third consecutive quarter of improvement,” said Bud Foshee, CFO. “In particular, we are very pleased with the Dothan Region, which has reached profitability ahead of our projections,” Foshee added.

Tom Broughton, President and CEO, said “We are proud that we have reported sixteen consecutive quarters of profits, going back to our sixth month of operation in October 2005. Very few banks have been able to achieve such consistent profitability in today’s environment, and we are grateful for the strong support of our customers and shareholders.”

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc. are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such  forward-looking statements including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base;, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	September 30,		June 30,
	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$16,092	$13,881	$14,979
Total interest expense	4,648	5,004	4,478
Net interest income before provision	11,444	8,877	10,501
Provision for loan losses	3,209	1,381	2,608
Net interest income	8,235	7,496	7,893
Total noninterest income	967	672	1,282

Salaries and employee benefits	3,398	2,684	3,590
Other noninterest expense	3,574	2,777	3,292
Total noninterest expense	6,972	5,461	6,882
Income before taxes	2,230	2,707	2,293
Income taxes	622	983	734
Net income	$1,608	$1,724	$1,559

Basic earnings per share	$0.29	$0.34	$0.28
Diluted earnings per share	$0.28	$0.32	$0.27
Average basic shares	5,513,482	5,113,482	5,513,482
Average fully diluted shares	5,821,331	5,343,930	5,809,655

	Nine Months Ended September 30,
	2009	2008
	(Unaudited)	(Unaudited)
Total interest income	$45,007	$41,057
Total interest expense	14,017	15,399
Net interest income before provision	30,990	25,658
Provision for loan losses	8,277	4,900
Net interest income	22,713	20,758
Total noninterest income	3,169	1,911

Salaries and employee benefits	10,354	7,910
Other noninterest expense	9,933	6,911
Total noninterest expense	20,287	14,821
Income before taxes	5,595	7,848
Income taxes	1,708	2,803
Net income	$3,887	$5,045

Basic earnings per share	$0.71	$0.99
Diluted earnings per share	$0.67	$0.95
Average basic shares	5,476,701	5,113,482
Average fully diluted shares	5,774,441	5,338,493

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2009	September 30, 2008	December 31, 2008
	(Unaudited)	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$186,842	$28,766	$53,618
Investment securities	138,038	90,139	102,339
Restricted equity securities	3,241	2,659	2,659
Federal funds sold and other investments	384	30,022	19,300
Mortgage loans held for sale	5,087	4,060	3,320

Loans	1,154,090	898,826	968,233
Reserve for loan losses	(14,596)	(10,384)	(10,602)
Net loans	1,139,494	888,442	957,631
Foreclosed real estate	13,453	8,211	10,473
Other assets	15,939	12,609	12,932
Total assets	$1,502,478	$1,064,908	$1,162,272

LIABILITIES
Liabilities:
Noninterest-bearing	$175,089	$105,884	$121,459
Interest-bearing	1,186,394	844,854	915,860
Total deposits	1,361,483	950,738	1,037,319
Borrowings	40,112	35,052	35,087
Interest payable	1,103	1,190	1,280
Other liabilities	2,286	1,170	1,803
Total liabilities	1,404,984	988,150	1,075,489

Stockholders' equity	97,494	76,758	86,783
Total liabilities and stockholders' equity	$1,502,478	$1,064,908	$1,162,272

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	September 30,		June 30,
	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	0.45%	0.71%	0.48%
Return on average equity	6.75%	8.99%	6.77%
Net interest margin (fully tax equivalent)	3.36%	3.66%	3.39%
Efficiency ratio	56.18%	57.19%	58.41%

	Nine Months Ended September 30,
	2009	2008
	(Unaudited)	(Unaudited)
Return on average assets	0.60%	0.85%
Return on average equity	8.60%	8.97%
Net interest margin (fully tax equivalent)	3.31%	3.80%
Efficiency ratio	59.39%	53.76%

	9/30/2009	9/30/2008	6/30/2009
	(unaudited)	(unaudited)	(unaudited)
Book value per share	$17.68	$14.91	$16.85
Tangible book value per share	$17.68	$14.91	$16.85
% of reserve for loan losses to total loans	1.26%	1.16%	1.22%
Nonperforming assets to total loans
plus foreclosed real estate	2.51%	1.69%	2.18%